UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – May 27, 2014

Energy Future Holdings Corp.

(Exact name of registrant as specified in its charter)

Texas	1-12833	46-2488810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Intermediate Holding Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34544	26-1191638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Competitive Holdings Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34543	75-1837355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201

(Address of principal executive offices, including zip code)

214-812-4600

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 0.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

Each of Energy Future Holdings Corp. (“EFH Corp.”) and Energy Future Intermediate Holding Company LLC (“EFIH”) is filing only the information contained in Item 8.01 and Item 9.01 of this Current Report on Form 8-K and the information contained under the heading “Cautionary Note Regarding Forward-Looking Statements.” Energy Future Competitive Holdings Company LLC (“EFCH”) is filing only the information contained under the heading “Amendment to Restructuring Support and Lock-Up Agreement” of Item 8.01 and Exhibit 99.2 of Item 9.01 of this Current Report on Form 8-K and the information contained under the heading “Cautionary Note Regarding Forward-Looking Statements” and is furnishing only the information contained in Item 7.01 and Exhibit 99.1 of Item 9.01 of this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On May 27, 2014, EFIH and EFIH Finance Inc. (together with EFIH, the “Issuer”) issued a press release announcing that (i) the early participation date for the Issuer’s previously announced offer to purchase its 11% Senior Secured Second Lien Notes due 2021 and 11.750% Senior Secured Second Lien Notes due 2022 (collectively, the “EFIH Second Lien Notes”) for cash as a voluntary settlement (such settlement, the “EFIH Second Lien Settlement”) with respect to the EFIH Second Lien Notes has been extended from 5:00 p.m., New York City time, on May 30, 2014 to 5:00 p.m., New York City time, on June 11, 2014 (the “Early Participation Date”), (ii) the expiration date for the EFIH Second Lien Settlement has been extended from 11:59 p.m., New York City time, on June 6, 2014 to 5:00 p.m., New York City time, on July 3, 2014 (the “Expiration Date”) and (iii) it has determined to offer withdrawal rights in the EFIH Second Lien Settlement up to the Early Participation Date. Except for the availability of withdrawal rights and changes to the Early Participation Date, the Expiration Date, and the assumed settlement date of the EFIH Second Lien Settlement and corresponding changes to the EFIH Second Lien Settlement consideration as described in the press release, the terms of the EFIH Second Lien Settlement are unchanged. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01 Other Events.

EFIH Second Lien Settlement Extension

The information set forth under Item 7.01 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

Amendment to Restructuring Support and Lock-Up Agreement

On April 29, 2014, EFH Corp. and the substantial majority of its direct and indirect subsidiaries (the “Reorganizing Entities”), including EFIH, EFCH and Texas Competitive Electric Holdings Company LLC (“TCEH”) but excluding Oncor Electric Delivery Holdings Company LLC and its subsidiaries, filed voluntary petitions for relief (the “Bankruptcy Filing”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (“Bankruptcy Court”). During the pendency of the Bankruptcy Filing, the Reorganizing Entities will operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

In anticipation of the Bankruptcy Filing, on April 29, 2014, the Reorganizing Entities entered into a Restructuring Support and Lock-Up Agreement (as amended, “the Restructuring Support and Lock-Up Agreement”) with various stakeholders (the “Consenting Parties”) in order to effect an agreed upon restructuring of the Reorganizing Entities through a pre-arranged Chapter 11 plan of reorganization. The Restructuring Support and Lock-Up Agreement is filed as an exhibit to EFH Corp.’s 2013 Form 10-K through Amendment No. 1 on Form 10-K/A filed with the Securities and Exchange Commission on May 1, 2014, and the First Amendment to the Restructuring Support and Lock-Up Agreement is filed as an exhibit to the Current Report on Form 8-K filed by EFH Corp., EFIH and EFCH with the Securities and Exchange Commission on May 13, 2014.

On May 16, 2014, the Reorganizing Entities and certain of the Consenting Parties entered into the Second Amendment to the Restructuring Support and Lock-Up Agreement (the “Second Amendment”), which included an amendment to the definition of “Consenting Ad Hoc TCEH Committee” and extended the deadline for the Reorganizing Entities to file the RSA Assumption Motion (as defined therein).

Attached and incorporated herein by reference as Exhibit 99.2 is the Second Amendment. The above description of the Second Amendment is qualified in its entirety by reference to the Second Amendment.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated May 27, 2014

99.2	Second Amendment to the Restructuring Support and Lock-Up Agreement dated May 16, 2014, among the Reorganizing Entities and the other parties thereto

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. All statements, other than statements of historical facts, are forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. Although we believe that in making any such forward-looking statement our expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and is qualified in its entirety by reference to the discussion of risk factors under Item 1A, “Risk Factors” and the discussion under Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Reports on Form 10-K (and in the corresponding sections of any subsequent Quarterly Reports on Form 10-Q) filed by each of EFH Corp., EFIH and EFCH and the following important factors, among others, that could cause actual results to differ materially from those projected in such forward-looking statements:

•	our ability to obtain the approval of the Bankruptcy Court with respect to motions filed in our ongoing bankruptcy proceedings, including with respect to the EFIH Second Lien Settlement and the transactions related thereto;

•	the effectiveness of the overall restructuring activities pursuant to the Bankruptcy Filing and any additional strategies we employ to address our liquidity and capital resources;

•	the terms and conditions of any reorganization plan that is ultimately approved by the Bankruptcy Court;

•	the actions and decisions of creditors, regulators and other third parties that have an interest in the bankruptcy proceedings;

•	the duration of the bankruptcy proceedings; and

•	restrictions on us due to the terms of debtor-in-possession financing facilities and restrictions imposed by the Bankruptcy Court.

Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for us to predict all of them; nor can we assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. As such, you should not unduly rely on such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY FUTURE HOLDINGS CORP.

/s/ Stanley J. Szlauderbach
Name:	Stanley J. Szlauderbach
Title:	Senior Vice President & Controller

ENERGY FUTURE INTERMEDIATE HOLDING COMPANY LLC

/s/ Stanley J. Szlauderbach
Name:	Stanley J. Szlauderbach
Title:	Senior Vice President & Controller

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY LLC

/s/ Stanley J. Szlauderbach
Name:	Stanley J. Szlauderbach
Title:	Senior Vice President & Controller

May 27, 2014